                                                       LIMITED POWER OF ATTORNEY

                  The  undersigned  trustees of American  Skandia Trust (the "Trust")  hereby  appoint Edward P. Macdonald and
         Susann A. Palumbo (with full power to each of them to act alone), his  attorney-in-fact and agent, in all capacities, to execute,  file or withdraw any of the documents referred to below relating to the Trust's Registration  Statements on Form N-14 under the Securities Act of 1933, or any amendments to such Registration Statements,  covering the sales of shares by the AST Gabelli All-Cap Value Portfolio of the Trust under  prospectuses  becoming  effective after this date,  with all exhibits and any and all  documents  required to be filed with  respect  thereto with any  regulatory authority.  Each of the  undersigned  grants to each of said attorneys full authority to do every act necessary to be done in order to  effectuate  the same as fully to all intents and  purposes  as he could do if  personally  present, thereby  ratifying all that said  attorneys-in-fact  and agents may lawfully do or cause of be done by virtue hereof.
         The undersigned officers and directors hereby execute this Power of Attorney as of the 22nd day of February, 2002.

/s/ THOMAS M. MAZZAFERRO                                   /s/ DAVID E. A. CARSON
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THOMAS M. MAZZAFERRO                                       DAVID E. A. CARSON

/s/ JOHN A. PILESKI                                        /s/ THOMAS M. O'BRIEN
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JOHN A. PILESKI                                            THOMAS M. O'BRIEN

/s/ JULIAN A. LERNER                                       /s/ F. DON SCHWARTZ
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JULIAN A. LERNER                                           F. DON SCHWARTZ